UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) July 23, 2010
                                                      -------------

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

       000-31951                                          35-1594017
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(Commission File Number)                       (IRS Employer Identification No.)


      210 East Kirkwood Avenue
           Bloomington, IN                                  47408
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of the comprehensive expense reduction efforts at Monroe Bancorp (the "Company"), the base salaries of the Company's named executive officers (as identified in the Company's annual proxy statement) will be reduced effective with the August 6, 2010 pay date. No other component of the total compensation of the named executive officers will be affected by this action.

A copy of the 2010 Schedule of Executive Officer Compensation, which sets forth the new annual base salaries of each of the Company's named executive officers, is attached as Exhibit 10(xii) and is incorporated by reference into this Item 5.02.


Item 9.01         Financial Statements and Exhibits.

         (d)      Exhibits

                  10(xii)  2010 Schedule of Executive Officer Compensation

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE July 23, 2010

                                        MONROE BANCORP


                                        /s/ Mark D. Bradford
                                        ---------------------------------------
                                        Mark D. Bradford
                                        President, Chief Executive Officer

                                Index to Exhibits
                                -----------------



Exhibit                    Description
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10(xii)                    2010 Schedule of Executive Officer Compensation